June 2022 Investor Presentation (Nasdaq: DZSI) Exhibit 99.1

Safe Harbor Statement

105 New Customer (2021) Acquired ASSIA Assets (2022) Launched XCelerate by DZS Next Gen PON Innovations (July, 2021) Launched DZS Xperience SaaS Platform (October, 2021) $504M Orders / $350M Revenue / $225M Backlog (2021) 29 New Products Released (2021) Acquired RIFT Software Automation Innovator (March, 2021) Surpassed 1.5M Mobile Port Shipment Milestone (February, 2021) Acquired Optelian Transport & xHaul Innovator (January, 2021) $64M Equity Raise (January, 2021) Historical Timeline Since July 2020 New CEO Appointment (August 1, 2020) 3

Daniel Won Chief Revenue Officer, Asia Luminary Management Team Jennifer Yohe Customer Advocacy Laura Larsen-Misunas Chief People Officer Raghu Marthi Chief Information Officer Justin Ferguson Chief Legal Officer Misty Kawecki Chief Financial Officer Jay Hilbert Chief Revenue Officer, AEMEA Gunter Reiss Chief Marketing Officer Andrew Bender Chief Technology Officer Geoff Burke Chief Strategy Officer Norm Foust Global Supply Chain Miguel Alonso Chief Product Officer Tuncay Cil Chief Growth Officer Charlie Vogt President & CEO

Company Profile Segmentation Customers (30 of Top 50 GSP) 74% 26% Broadband 5G / O-RAN 2022 2023 2024 $ 7B $13B $ 3B $14B $ 9B $ 4B $ 6B $17B $10B $23B $27B $33B Mobile / Optical EDGE Broadband CONNECTIVITY SAM 20% CAGR 14% CAGR 41% CAGR 20% CAGR Sources: DZS analysis and Omdia reports, (1) Fiber and Copper Access Equipment Forecast Midyear Update – 1H21, July 2021, (2) Optical Networks Forecast 2020-2025, “Metro WDM”, July 2020, (3) Macrocell Mobile Backhaul Equipment Market Tracker 2H20, December 2020, (4) SPRS Quarterly Market Share & Forecast Quantitative Update – 3Q20, December 2020 (5) Carrier SDN Forecast – 2H 2020, November 2020, (6) Mobile Fronthaul Equipment Market Report – 2020, July 2020, Results not an endorsement of DZS. Any reliance on these results is at the third-party’s own risk.

Opportunity, Technology and Historical Execution Global Customer Base Growth Pillars Innovation Execution $23B SAM (2022) growing to $33B (2024) $120B+ Global Broadband Government Stimulus FTTx and 5G Open RAN Investment Cycle North America & Europe mindshare and focus Chinese Vendor Cap & Replacement Software Growth: 25% / Infrastructure Growth: 10-12% (2022-2025) Broadband Infrastructure: Fiber to the Home, 5G Mobile and Optical Edge Cloud Software: Netware Aware, Service Assurance and Consumer Experience Record 2021 Orders ($504M 62%^), Revenue ($350M 16%^) and Backlog ($225M) Three Acquisitions Optical Orchestration Service Assurance Consumer Experience Management

Technology Pillars

DZS

Broadband Infrastructure & Cloud Software Solutions Connecting ~150M Homes

Broadband CONNECTIVITY	Connected HOME	Mobile & Optical EDGE	Cloud SOFTWARE
FTTx	WiFi	Optical Transport	Experience
velocity DZS	helix DZS	chronos DZS	DZS Cloud
XGS-PON 10G / 25G / 50G / 100G+ Virtualization	Fiber Termination Points (ONT) Residential Gateways Wi-Fi Access Points	Small Cell POE+ O-RAN 5G In-Building Switches Backhaul Aggregation 100G Coherent Optical Transport	Service Orchestration Service Creation / Automation Service Assurance Subscriber Experience
XCelerate by DZS			XTreme DZS XPerience DZS

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Broadband Subsidies Fueling Investment Super Cycle USA - $73B+ RDOF, BEAD, ARPA, Reconnect, CARES UK - $8B Project Gigabit Germany - $14B BVMI France - $24B Tres Haut Debit Austria - $2B Symmetric Gigabit Malaysia - $.7B Nat’l Fibre & Connectivity Plan Italy - $8B Italia 1 Giga

FTTx PON Market xPON OLT Port Forecast (by Technology) xPON ONT Forecast (by Technology) Sources: Omdia, Fiber & Copper Access Equipment Forecast Report 2021-2027, February 2022, Results not an endorsement of DZS. Any reliance on these results is at the third-party’s own risk. 19% CAGR 21% CAGR

O-RAN is Accelerating 12% of RAN market by 2026 outside of China 61% of mobile SPs will deploy in the next 3 years Open RAN Market Open vRAN market and as a percentage (%) of the total RAN market, 2020–26 © 2022 Omdia Source: Omdia DZS has been a key player in recent O-RAN Alliance Plugfests O-RAN Trials and Deployments (Telecom Infra Project)

Open RAN Fueling Emerging Optical Edge Market Growing xHaul Opportunity Source: Omdia Mobile Fronthaul Worldwide Market Size and Forecast, Jul 2020. Results not an endorsement of DZS. Any reliance on these results is at third party’s own risk. Millions Fronthaul – 18% CAGR Core MEC Edge MEC Edge O-RAN Adoption Creates Optical Edge Opportunity

Chinese Vendor Rip & Replace Opportunity Case Studies Huawei Banned Ban Likely Under Review Countries Worldwide

Leveraging Global Footprint Upgrade Cycle (10 Gig | 5G | Wi-Fi 6) Cross Selling Infrastructure & Software Dual Super Cycle (25 Gig | 6G | Wi-Fi 7)

Broadband, AI, and the Road to 100G √ Path to 100G+ PON √ Distributed Switching √ Evolution to Virtualization In-Home WiFi QoE √ √ End-to-End QoE Broadband Access Reimagined √ Multi-vendor Access Orchestration

All Fiber Edge Access Access Edge 15 Service Flexibility Architectural Headroom Operational Simplicity

Access Edge Flexibility and Evolution Service Evolution GPON XGS-PON 20GPON 25GS-PON 100G+ COHERENT PON 50G-PON 1.2 to 3.2Tbps Centralized 5.0+ Tbps Distributed 10Gbps 100 Gbps 200Gbps 400G DWDM Switching Capacity Network Interfaces

The New Optical Edge 17 THE New Optical Edge √ Optical Edge Optimized √ Temperature Hardening √ Small Footprint Open Standards √ √ L2/L3 Support Service Orchestration √

The 5G and O-RAN Driven Mobile Edge Core MEC Edge MEC Edge 18 Key Design Attributes O-RAN and 5G Aligned Platform Based Problem Solving   Temperature Hardened High Bandwidth Low Latency Transformation Catalyst

Service Assurance and Experience Software Analytics Policy Service Creation Network Automation Analytics & Intelligence Consumer Experience

Simplify creation, deployment, and management of end-to-end connectivity services including access, transport, and 5G slices across multi-vendor network elements, network functions, and cloud infrastructure Increase subscriber satisfaction and streamline customer support through real-time insights into customer networks. Simplify and streamline network operations through real-time insights into service performance Orchestration, Service Assurance & Experience Software Symbiotic & Integrated Home WiFi Network Edge Access Mobile Customer Premise Optical Packet Broadband xHaul Service Creation & Network Orchestration Service Assurance & Experience Management

Internet NETWORK Expresse CloudCheck CloudCheck Home WiFi SUBSCRIBER Cloud Software Portfolio

Consumer Management Software Platform OPTIMIZE PERSONALIZE CONTROL EXPERIENCE AI-Driven Automation – Network Aware – Experience Management

Supply Chain & Inflation Concerns Overshadowing Broadband Resilience and Long-Term Market Growth Opportunity $23B+ SAM opportunity (2022) growing at 20% CAGR $120B+ in Global Broadband Stimulus Billions in Chinese “Cap & Replacement” opportunities 700+ global customers / 150M+ Connected Homes Accretive Technology / Customer M&A $1B Recurring Software SAM 45% Gross Margin Expansion by 2025 10-12% Infrastructure Revenue CAGR (2021-2025) 25% Software & Service Revenue CAGR (2021-2025)

Financials

2021 Financial Performance 25 Non-GAAP EPS 2021 2020 $0.27 ($0.01) Adj. EBITDA% 2021 2020 3% 2% Adj. EBITDA 2021 2020 $10.7M $5.2M Adj. GM% 2021 2020 34.6% 32.9% Revenue 2021 2020 $350M $301M Orders 2021 2020 $504M $311M Backlog 2021 2020 $225M $71M New Customers 2021 2020 105 35

Q1 2022 Financial Results

DZS

Revenue

Q1'22	Q1'21
$77M	$81M

Orders

Q1'22	Q1'21
$101M	$117M

Backlog

Q1'22	Q1'21
$243M	$106M

New Customers

Q1'22	Q1'21
16	24

Adj. GM%

Q1'22	Q1'21
35.2%	35.0%

Adj. EBITDA

Q1'22	Q1'21
($1M)	$4M

Adj. EBITDA%

Q1'22	Q1'21
(1%)	4%

Non-GAAP EPS

Q1'22	Q1'21
$0.01	$0.10

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Transaction Summary

ASSIA

Expresse®	• Service Assurance • Protected Cross License Agreement
CloudCheck®	• WiFi Experience • Acquired Patents
$25M Annual Revenue Run Rate	• Marquee Service Provider Customer Base • Sticky, Long Term Recurring Contracts
~80% Gross Margin	• Healthy Software Margins
~$14M Annual OpEx	• ~100 Highly Skilled Cloud and AI Software Workforce • ~20 SG&A Workforce with SW Business Expertise
~25% EBITDA	• % of Revenue • Immediate Earnings Accretion

DZS

$25M Cash

- 1x Revenue
- Funded by JPMorgan Texas Capital Bank
- Low to Mid Single Digit Interest Rate

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Long Range Outlook


~$600M
$350
34.6%
45%
2021
2022
2023
2024
2025
DZS HW Revenue
DZS Services & SW Revenue
+ Acq SW Revenue
DZS GM%

Outlook

>10% CAGR
Total Revenue Growth

~25% CAGR
Software and Services Growth

>40% Gross Margin
Accelerated with Acquisition

~30% OpEx
Scale with Growth

>10% EBITDA Margin
Double Digit EBITDA Margins

Reflects incremental software revenue associated to the acquisition of the assets from ASSIA

* 2022 Guidance from Q1 Shareholder Report published on May 2, 2022. Revenue: $380-410M, adj. GM%: 34-36%: Opex: $112-117M, adj. EBITDA: $17-31M

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Impact to DZS Base Plan 2022 Acquisition Contribution Jun – Dec Contribution Revenue of $16 - $18M ~80% Gross Margin +$8 – $9M OpEx +$3 – $6M EBITDA 2022 Highlights Combined Company Total Pro Forma Annualized Software & Services Revenue of ~$50M delivering ~80% GM Potential to deliver 40% GM exiting 2022. Target pulled forward by as much as 12 months 2022 – 2025 Assumptions Long Term Outlook 10% – 12% Infrastructure Growth ~25% Software and Services Growth Cross Selling to ~150 Million Combined Connected Homes 2025 Timeframe Growth Trajectory $600M Total Revenue $100M of Software and Services Revenue Blended 45% GM $100M EBITDA

Appendix

Reconciliation of GAAP to Adjusted (Non-GAAP) Results

Reconciliation of EBITDA

Reconciliation of 2022 Guidance